UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    May 18, 2006

Career Education Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2895 Greenspoint Parkway, Suite 600, Hoffman Estates, IL	60195
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 781-3600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On May 18, 2006, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Career Education Corporation (the “Company”) made awards of restricted stock under the Career Education Corporation 1998 Employee Incentive Compensation Plan, as amended (the “Plan”), to its executive officers and certain other employees.

On May 18, 2006, the Compensation Committee also approved the terms and form of restricted stock agreement. Pursuant to the form of restricted stock agreement, a portion of the restricted stock vests on the third anniversary of the grant date (subject to the terms of the employee’s agreement) and the remaining portion vests subject to the Compensation Committee’s determination that certain compliance performance criteria have been satisfied.

Among these grants of restricted stock were grants to the Company’s executive officers as follows: 25,000 shares to John M. Larson, Chairman, President and Chief Executive Officer; 13,500 shares to Patrick K. Pesch, Executive Vice President and Chief Financial Officer; 10,000 shares to Stephen C. Fireng, President of the University Division; 8,000 shares to Paul R. Ryan, President of the Culinary and Health Education Divisions; 8,000 shares to Steve B. Sotraidis, Executive Vice President of Administration; 8,000 shares to Todd H. Steele, Executive Vice President of Strategic Planning and Development and President of the International and Startup Divisions, 7,500 shares to Janice L. Block, Senior Vice President, Chief Legal Officer and Corporate Secretary; 5,000 shares to John P. Graham, Treasurer, Senior Vice President Finance, Assistant Secretary; 4,000 shares to Jacob P. Gruver, President of the Academy and Colleges Divisions; 2,000 shares to Kenneth D. Shore, President of the Gibbs Division.

The description of the terms of the form of restricted stock agreement contained above is qualified in its entirety by reference to the form of restricted stock agreement attached as Exhibit 10.1 hereto and made a part hereof.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description of Exhibits
10.1	Form of Restricted Stock Agreement under the Career Education Corporation 1998 Employee Incentive Compensation Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION

By:	/s/ Janice L. Block
Janice L. Block
Senior Vice President, Chief Legal Officer, and Corporate Secretary

Dated: May 24, 2006

Exhibit Index

Exhibit
Number	Description of Exhibits
10.1	Form of Restricted Stock Agreement under the Career Education Corporation 1998 Employee Incentive Compensation Plan, as amended.